GUGGENHEIM FUNDS SUMMARY PROSPECTUS

Institutional Fund

March 1, 2012

Large Cap Concentrated Growth Institutional Fund

Institutional Share Class                  GIQIX

www.rydex-sgi.com

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information (SAI), annual report and other information about the fund online at www.rydex-sgi.com/service/prospectuses_reports.shtml. You can also get this information at no cost by calling 1-800-820-0888 or by sending an e-mail to: sservices@sg-investors.com.

The fund’s prospectus and SAI, each dated February 1, 2012, and the fund’s most recent shareholder report are all incorporated by reference into this Summary Prospectus.

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Large Cap Concentrated Growth Institutional Fund

INVESTMENT OBJECTIVE

The Large Cap Concentrated Growth Institutional Fund seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.67%
Total Annual Fund Operating Expenses*	1.42%
Fee Waiver (and/or expense reimbursement)[1]	-0.32%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.10%
*	Expense information in the table has been restated to reflect current fees.

[1]

The Investment Manager has contractually agreed through January 31, 2013 to waive fees and/or reimburse Fund expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees, but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) of the Fund to 1.10% of the annual percentage of average daily net assets of the Fund. The Fund may have “Total annual fund operating expenses after fee waiver” greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such (subject to recoupment rights).

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$112	$418	$746	$1,674

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 158% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, which include common stocks, rights, options, warrants, convertible debt securities, and American Depositary Receipts (“ADRs”), of companies that, when purchased, have market capitalizations that are usually within the range of companies in the Russell 1000 Growth Index. The Fund focuses its investments in a core position of 20-30 common stocks of growth companies which have exhibited consistent above average earnings and/or revenue growth. The Fund is non-diversified, which means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Security

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Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), selects what it believes to be premier growth companies as the core position for the Fund using a combination of a qualitative top-down approach in reviewing growth trends that is based upon several fixed income factors, such as bond spreads and interest rates, along with a quantitative fundamental bottom-up approach. Portfolio holdings will be replaced when one or more of a company’s fundamentals have changed, and, in the opinion of the Investment Manager, it is no longer a premier growth company. Although a universal definition of large market capitalization companies does not exist, for purposes of this fund, the Fund generally defines large market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell 1000 Growth Index, which is an unmanaged index measuring the performance of the large cap growth segment of the U.S. equity universe and which includes companies with higher price-to-book ratios and higher forecasted growth values.

The Fund may invest a portion of its assets in derivatives, including options and futures contracts. These instruments may be used to hedge the Fund’s portfolio, to maintain exposure to the equity markets or to increase returns. The Fund also may invest in ADRs.

The Fund may actively trade its investments without regard to the length of time they have been owned by the Fund, which results in higher portfolio turnover.

The Fund may, from time to time, invest a portion of its assets in technology stocks.

The Fund also may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index, such as exchange traded funds (“ETFs”) and other mutual funds. The Fund may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets or a particular sector of the equity market, while maintaining liquidity.

The Fund typically sells a stock if its growth prospects diminish or if better opportunities become available.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities, or repurchase agreements. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

PRINCIPAL RISKS

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Fund are listed below.

Active Trading Risk – Active trading, also called “high turnover,” may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. It may also result in short-term capital gains, which have a negative tax effect, and could also result in greater taxable distributions to shareholders of the Fund.

Equity Derivatives Risk – Equity derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the equity derivative, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk.

Equity Securities Risk – Equity securities include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities fluctuate in value more than other investments. They reflect changes in the issuing company’s financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. The Fund may lose a substantial part, or even all, of its investment in a company’s stock. Growth stocks may be more volatile than value stocks.

Foreign Securities Risk – Foreign securities, including investments in foreign securities through ADRs, carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

Growth Stocks Risk – Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

Index Risk – Investments intended to track a benchmark index may not have performance that corresponds with the performance of the benchmark index for any period of time and may underperform the overall stock market.

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Investment in Investment Vehicles Risk – Investing in other investment vehicles, including ETFs and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses.

Leverage Risk – The Fund’s use of leverage through derivatives may cause the Fund to be more volatile than if it had not been leveraged. Leverage can arise through the use of derivatives.

Management Risk – The Fund is actively managed. There is no guarantee that the investment strategies will be successful.

Market Risk – The market value of the securities held by the Fund may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions.

Non-Diversification Risk – The Fund is considered non-diversified because it invests a large portion of its assets in a small number of issuers. As a result, the Fund is more susceptible to risks associated with those issuers than a more diversified portfolio, and its performance may be more volatile.

Overweighting Risk – Overweighting investments in certain sectors or industries of the stock market increases the risk that the Fund will suffer a loss because of general declines in the prices of stocks in those sectors or industries.

Technology Stocks Risk – Stocks of companies involved in the technology sector may be very volatile.

PERFORMANCE INFORMATION

The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A shares from year to year and by showing how the Fund’s average annual returns for the Fund’s Class A shares for one, five, and ten years have compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.rydex-sgi.com or by calling 1-800-820-0888.

The bar chart does not reflect the impact of sales charges applicable to Class A shares which, if reflected, would lower the returns shown.

Because Institutional Class shares have not commenced operations as of the date of this Prospectus, the figures shown provide performance for Class A shares of the Fund. Class A shares are not offered in this Prospectus. Institutional Class shares would have substantially similar returns as the Class A shares because Institutional Class shares represent interests in the same portfolio of securities. Annual returns would differ only to the extent that Institutional Class shares have different expenses.

Highest Quarter Return 4Q 2001 20.45%	Lowest Quarter Return 4Q 2008 -19.83%

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After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Class A
Return Before Taxes	-9.92%	-3.94%	-0.73%
Return After Taxes on Distributions	-9.92%	-4.22%	-0.88%
Return After Taxes on Distributions and Sale of Fund Shares	-6.45%	-3.30%	-0.62%
Class B	-9.98%	-3.88%	-0.73%
Class C	-6.17%	-3.54%	-0.88%
Index
Russell 1000 Growth Index (reflects no deductions for fees, expenses, or taxes)	2.64%	2.50%	2.60%

MANAGEMENT OF THE FUND

Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), serves as the investment manager of the Fund. Mark Bronzo is primarily responsible for the day-to-day management of the Fund and holds the title of “Portfolio Manager” with the Investment Manager. He has managed the Fund since February 2008.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem Fund shares through your broker/ dealer, other financial intermediary that has an agreement with Rydex Distributors, LLC, the Fund’s distributor, or through the transfer agent (by mail or telephone, if you select the telephone option on your account application). You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment is $2 million, although the Fund may waive this requirement at its discretion. The Fund has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days’ advance notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed, and the proceeds sent to the investor. Fund shares will be redeemed at NAV on the day the account is closed.

TAX INFORMATION

Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

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805 King Farm Blvd. Suite 600 • Rockville, Maryland 20850 • www.rydex-sgi.com

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